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                                                                    Exhibit 10.1


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (the "First Amendment") is made and entered into as of January 20, 2005 by and between Onyx Software Corporation, a Washington corporation (the "Corporation") and Janice P. Anderson (the "Executive"). This First Amendment modifies the employment agreement originally executed between the parties on June 7th, 2004 (the "Employment Agreement") which is hereby incorporated by reference. In the event of any conflict between the Employment Agreement and the First Amendment, the terms of this First Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Employment Agreement.

        In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Executive agree as follows:

1. The nonqualified stock option grant of 135,000 shares of the Corporation's common stock (the "Grant"), as outlined in Section 6(b) of the Employment Agreement, is hereby modified as follows. The date of the Grant which was originally contemplated to be the first anniversary of Executive's commencement of employment, shall instead be granted on January 20, 2005. Save for the change in grant date as noted herein, the Grant shall be made under the terms of Section 6(b) of the Employment Agreement.

2. All other terms and conditions of the Employment Agreement shall remain in full force and effect.


IN WITNESS HEREOF, each of the parties has executed this First Amendment, in the case of the Corporation by its duly authorized officer, as of January 20, 2005.

ONYX SOFTWARE CORPORATION               EXECUTIVE
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By:  /s/ Paul B. Dauber            By: /s/ Janice P. Anderson
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     Paul B. Dauber                    Janice P. Anderson